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                                                                   Exhibit 10.16


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, MORTGAGED, PLEDGED HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO TOLERRX, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                                               November 20, 2001


                                  TOLERRX, INC.

                          COMMON STOCK PURCHASE WARRANT


         This Warrant (the "WARRANT") entitles MASSACHUSETTS INSTITUTE OF TECHNOLOGY (the "HOLDER"), for value received, to purchase from TOLERRX, INC., a Delaware corporation (the "COMPANY"), at any time, subject to the restrictions set forth in Section 2 hereof, during the period starting from 5:00 a.m. on the Initial Exercise Date (as defined in Section 1 below) to 5:00 p.m., Boston time, on the Expiration Date (as defined in Section 1 below), at which time this Warrant shall expire and become void, up to ONE HUNDRED THOUSAND (100,000) shares of the Company's common stock, $0.001 par value per share, subject to adjustment as set forth herein (the "WARRANT SHARES"), for a price per share of $1.00, subject to adjustment as set forth herein (the "EXERCISE PRICE"). This Warrant also is subject to the following terms and conditions:

         1. DEFINITIONS. As used in this Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

         "COMMON STOCK" shall mean common stock, $0.001 par value per share, of the Company.

         "COMPANY" shall have the meaning set forth in the preamble of this Warrant.

         "EXERCISE PRICE" shall have the meaning set forth in the preamble of this Warrant.

         "EXPIRATION DATE" shall mean the earliest to occur of (i) the one year anniversary of the date of termination of the lease agreement (the "LEASE"), dated November 20, 2001, between the Company and the Holder, for space at 300 Technology Square, Cambridge, Massachusetts, or (ii) the closing of a consolidation or merger of the Company with another corporation (other than a merger in which the Company is the surviving corporation) or the sale of all or substantially all of the Company's assets ("SALE OF THE COMPANY"), provided;


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however, that the Holder receives written notice of such transaction at least 20 days prior to the consummation thereof.

         "HOLDER" shall have the meaning set forth in the preamble of this Warrant.

         "INITIAL EXERCISE DATE" shall mean the date hereof.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "WARRANT SHARES" shall have the meaning set forth in the preamble to this Warrant.

         2. EXERCISE OF WARRANT. Subject to the terms and conditions hereof, this Warrant may be exercised in whole or in part at any time from and after the Initial Exercise Date and before the Expiration Date, PROVIDED that this Warrant shall become exercisable, cumulatively, in a series of five (5) installments, with the first installment of 20% to become exercisable on the date hereof and the remaining four installments of 20% each to become exercisable, successively, on the first four anniversaries of the Rent Commencement Date (as defined in the Lease). Exercise shall be by presentation and surrender to the Company at its principal office of this Warrant and the subscription form annexed hereto, executed by the Holder, together with payment to the Company in accordance with Section 3.1 or Section 3.2 hereof in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise. It shall be a condition precedent to the exercise of this Warrant, in whole or in part, that the Holder shall deliver to the Company a certificate certifying that the representations set forth in
Section 9 hereof are true and correct as of the date of such exercise. If this Warrant is exercised in part only, the Company shall, as soon as practicable after presentation of this Warrant upon such exercise, execute and deliver a new Warrant, dated the date hereof, evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions herein set forth. Upon and as of receipt by the Company of such properly completed and duly executed purchase form accompanied by payment as herein provided, the Holder shall be deemed to be the Holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then actually be delivered to the Holder.

         3.       PAYMENT OF EXERCISE PRICE.

                  3.1. CASH PAYMENT. The Exercise Price for the Warrant Shares being purchased may be paid in cash or by bank check.

                  3.2. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of


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the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                          A

where:

                  X = the number of shares to be issued to the Holder pursuant to this Section 3.2.

                  Y = the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made.

                  A = the fair market value of one share of Common Stock, as determined in good faith by the Board, as at the time the net issue election is made.

                  B = the Exercise Price in effect under this Warrant at the time the net issue election is made.

The Board shall promptly respond in writing to an inquiry by the Holder as to the fair market value of one share of Common Stock.

         4. ADJUSTMENT OF EXERCISE PRICE. The Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

                  4.1. SUBDIVISION OR COMBINATION OF STOCK. If at any time or from time to time after the date hereof the Company shall subdivide its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, and conversely, in the event the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be increased proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be decreased proportionately.

                  4.2 ADJUSTMENT FOR STOCK DIVIDENDS. If at any time after the date hereof the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock or securities convertible into shares of Common Stock, the Exercise Price and the number of shares to be obtained upon exercise of this Warrant shall be adjusted proportionately to reflect the issuance of any shares of Common Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution.

                  4.3 REORGANIZATION OR RECLASSIFICATION. In the event of any reorganization, recapitalization or reclassification of the capital stock of the Company or any


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transaction involving the transfer of a majority of the voting power over the capital stock of the Company effected in a manner such that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, in each case, at any time after the date hereof, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder hereof shall have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any such reorganization or reclassification transaction, including successive events of such nature, appropriate provision shall be made with respect to the rights and interests of the Holder such that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) thereafter shall be applicable, as nearly practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

                  4.4 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price and the number of shares to be obtained upon exercise of this Warrant pursuant to this Section 4, the Warrant shall, without any action on the part of the holder thereof, be adjusted in accordance with this Section 4, and the Company promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

         5. NOTICES OF RECORD DATE; EXERCISE. Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, (b) any capital reorganization, reclassification, recapitalization, or Sale of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or (c) the closing of an initial public offering of shares of the Company's common Stock (the "IPO"), the Company shall mail to the Holder at least 15 days, or such longer period as may be required by law, prior to the record date specified therein, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, (ii) the date on which any such reorganization, recapitalization, reclassification, Sale of the Company or dissolution, liquidation or winding up is expected to become effective, (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, recapitalization, reclassification, Sale of the Company, dissolution, liquidation or winding up and (iv) the expected date of the IPO. The Holder shall, within 10 days of receipt of such


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                                      -5-


notice, exercise this Warrant in accordance with Section 2 hereof, otherwise this Warrant shall automatically terminate.

         6. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all action as may be necessary or appropriate in order to protect the rights of the Holder against dilution, or other impairment.

         7. FRACTIONAL SHARES. The Company shall not issue any fractional shares nor scrip representing fractional shares upon exercise of any portion of this Warrant.

         8. REPRESENTATIONS, WARRANTIES AND COVENANTS. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

                  8.1. AUTHORITY. The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized, issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

                  8.2. RESERVATION OF WARRANT SHARES. The Warrant Shares issuable upon the exercise of this Warrant have been (and any securities issuable or deliverable upon conversion of such Warrant Shares, upon issuance or delivery, will be) duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

         9.       INVESTMENT REPRESENTATIONS.

                  9.1. PURCHASE FOR INVESTMENT. The Holder represents and warrants that it is acquiring the Warrant, and upon exercise will hold the Warrant Shares, solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Warrant Shares in violation of the Securities Act. The Holder also represents that the entire legal and beneficial interests of the Warrant and Warrant Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

                  9.2. SECURITIES NOT REGISTERED. The Holder understands that the Warrant has not been registered under the Securities Act on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, it has in mind merely acquiring the securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Holder has no such intention.


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                  9.3.     SECURITIES TO BE HELD INDEFINITELY. The Holder
recognizes that the Warrant and Warrant Shares being acquired by it must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or to comply with any exemption from such registration.

                  9.4. RULE 144. The Holder is aware that neither the Warrant nor Warrant Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the Holder has held the Warrant Shares for at least one year. Among the conditions for use of Rule 144 is the availability to the public of current information about the Company.

         10.      TRANSFER, EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT.

                  10.1. RESTRICTIONS ON TRANSFER. This Warrant may not be transferred, in whole or in part, without the prior written consent of the Company. The Warrant Shares received upon exercise of this Warrant may not be transferred, in whole or in part, without the prior written consent of the Company prior to the Company's IPO. This Warrant and the Warrant Shares received upon exercise of this Warrant shall be subject to restrictions on transferability until registered under the Securities Act, unless an exemption from registration is available.

                  10.2. EFFECT OF VIOLATION OF TRANSFER RESTRICTIONS; PREVENTIVE MEASURES. Any offer, sale, assignment, transfer, endorsement, pledge, mortgage, hypothecation, or other conveyance or disposition of all or any portion of this Warrant or any Warrant Shares issued from time to time upon exercise of this Warrant, or of any interest in this Warrant or any of such Warrant Shares, in violation of this Section 10 shall be null and void. The Company may make a notation on its records or give instructions to any of its transfer agents in order to implement the restrictions on transfer set forth in this Section 10. The Company shall not incur any liability for any delay in recognizing any transfer of this Warrant or of any Warrant Shares issued from time to time upon exercise of this Warrant if the Company reasonably believes that any such transfer may have been or would be in violation of the provisions of the Securities Act, applicable blue sky laws or this Section 10.

                  10.3. LEGENDS. Each certificate representing any Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, MORTGAGED, PLEDGED HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SHARES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL ACCEPTABLE


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                                      -7-


         TO TOLERRX, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

                  10.4. SURVIVAL. The obligations of the Holder (and/or of any transferee of the Warrant or any Warrant Shares issued from time to time upon exercise of this Warrant) under this Section 10 shall, with respect to any Warrant Shares issued upon exercise of this Warrant, survive the exercise, expiration or other termination, or transfer, of this Warrant indefinitely.

                  10.5. PROCEDURE FOR TRANSFER. Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accompanied by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be canceled.

                  10.6. LOCK-UP AGREEMENT. Holder hereby agrees that, at the written request of the Company or any managing underwriter of any underwritten public offering of securities of the Company, such Holder shall not, without the prior written consent of the Company or such managing underwriter, sell, assign, transfer, endorse, pledge, mortgage, hypothecate, or otherwise convey or dispose (whether by gift, operation of law or otherwise) of any shares of Common Stock for such period of time, not to exceed 180 days after the effective date of the registration statement relating to such underwritten public offering, as the Company or such managing underwriter shall request, PROVIDED THAT persons who hold in excess of 5% of the Common Stock of the Company, officers, directors and key employees of the Company also enter into similar agreement.

                  10.7. LOST, STOLEN OR DESTROYED WARRANT. Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

                  10.8. WARRANT BINDING UPON ASSIGNEE OR SUCCESSOR. The terms and conditions of this Warrant shall be binding upon any permitted assignee and successor of the Holder. Any such successor or assignee shall be obligated to and shall immediately execute an instrument which provides that such party is bound under the terms of this Warrant. Any transfer, assignment or other disposition without such execution by the proposed transferee, assignee or successor shall be null and void.

         11. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than applicable income taxes) in respect thereof; provided, however, that the


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                                      -8-


Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

         12. NO RIGHTS AS STOCKHOLDER. The Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have exercised the Warrant and shall have been issued Warrant Shares in accordance with the provisions hereof.

         13. NOTICES. All notices, demands, requests, certificates or other communications under this Warrant shall be in writing and shall be telegraphed, mailed by certified or registered mail with charges prepaid, hand delivered or sent by facsimile transmission, by tested or otherwise authenticated telex or cable or by commercial courier guaranteeing two business days' delivery:

         (a) if to the Company, at 675 Massachusetts Avenue, Cambridge, MA 02139, Attention: President, or at such other address as the Company may have furnished in writing to the Holder; and

         (b) if to Holder, at Holder's address appearing in the books maintained by the Company.

         14. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the parties hereto.

         15. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, as such laws are applied to contracts entered into and wholly to be performed within the Commonwealth of Massachusetts and without giving effect to any principles of conflicts or choice of law that would result in the application of the laws of any other jurisdiction.

                            [SIGNATURE PAGE FOLLOWS.]

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                                      -9-


         IN WITNESS WHEREOF, the Company and the Holder have executed this Warrant as of November 20, 2001.


COMPANY:                              TOLERRX, INC.


                                      By:  /s/ Douglas J. Ringler
                                         ---------------------------------------
                                         Douglas J. Ringler
                                         President and Chief Executive Officer


HOLDER:                               MASSACHUSETTS INSTITUTE
                                      OF TECHNOLOGY


                                      By: /s/ Stephen C. Marsh
                                         ---------------------------------------
                                      Name:  Stephen C. Marsh
                                      Title:  Managing Director, Real Estate

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                                      -10-


                                  SUBSCRIPTION




To:                                      Date:
   ----------------------------------         ----------------------------------


         The undersigned hereby subscribes for __________________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:



                                         ---------------------------------------
                                         Signature



                                         ---------------------------------------
                                         Name for Registration



                                         ---------------------------------------
                                         Mailing Address

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                            NET ISSUE ELECTION NOTICE




To:                                      Date:
   ----------------------------------         ----------------------------------


         The undersigned hereby elects under Section 3.2 to surrender the right to purchase ________ shares of Common Stock pursuant to this Warrant. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.



                                         ---------------------------------------
                                         Signature



                                         ---------------------------------------
                                         Name for Registration



                                         ---------------------------------------
                                         Mailing Address